Statutory Reserve	6 Months Ended
Dec. 31, 2022
Statutory Reserve [Abstract]
STATUTORY RESERVE

15. STATUTORY RESERVE

Subsidiaries and the VIEs operate in the PRC are required to reserve 10% of their net profits after income tax, as determined in accordance with the PRC accounting rules and regulations. Appropriation to the statutory reserve by the Group is based on profit arrived at under PRC accounting standards for business enterprises for each year.

The profit arrived at must be set off against any accumulated losses sustained by the Group in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders. The appropriation is required until the statutory reserve reaches 50% of the registered capital. This statutory reserve is not distributable in the form of cash dividends. As of June 30, 2022 and December 31, 2022, the balance of statutory reserve was RMB23,314.